SUMMARY PROSPECTUS

Lord Abbett

U.S. Government & Government

Sponsored Enterprises Money Market Fund

NOVEMBER 1, 2011

CLASS/TICKER
CLASS A	LACXX	CLASS C	LCCXX
CLASS B	LABXX	CLASS I	LAYXX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated November 1, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	I
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	None	0.75%	None	None
Other Expenses	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.68%	1.43%	0.68%	0.68%

(1)

Class A or Class C shares of the Fund that were obtained in exchange for Class A or Class C shares of another Lord Abbett Fund that were subject to a contingent deferred sales charge (“CDSC”) of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$69	$218	$379	$847	$69	$218	$379	$847
Class B Shares	$646	$752	$982	$1,509	$146	$452	$782	$1,509
Class C Shares	$69	$218	$379	$847	$69	$218	$379	$847
Class I Shares	$69	$218	$379	$847	$69	$218	$379	$847

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission (“SEC”). To pursue its objective, under normal conditions, the Fund invests substantially all of its assets in:

•	securities issued or guaranteed by the U.S. Government, including Treasury bills, notes, bonds and certificates of indebtedness;

•

securities issued by agencies or instrumentalities of the U.S. Government (collectively, “government-sponsored enterprises”), such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Agricultural Mortgage Corporation;

•

securities (which may include securities of private issuers) guaranteed by government-sponsored enterprises, including securities of private issuers guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) under the Debt Guarantee Program component of its Temporary Liquidity Guarantee Program; and

•	repurchase agreements involving the securities described above.

To maintain liquidity, the Fund will normally maintain at least 10% of its total assets in a combination of (i) direct obligations of the U.S. Government, (ii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day, and (iii) cash. The Fund may hold cash to meet this requirement or while looking for suitable investment opportunities. The Fund will maintain a dollar-weighted average portfolio maturity of 60 calendar days or less.

The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in cash or cash equivalents in a temporary defensive manner. The Fund may also increase its investments in cash or cash equivalents in unusual circumstances, such as unusually large cash inflows (whether through the purchase of Fund shares or the sale of securities) or anticipated increase in redemptions, or to satisfy other liquidity requirements.

The Fund generally will sell a security to satisfy redemption requests or increase cash or for a variety of other reasons, such as when the Fund believes the security seems less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or when selling the security would help manage the Fund’s duration.

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk. While the Fund seeks to preserve capital by investing in high quality, short-term, liquid securities, the value of such securities will fluctuate in response to economic conditions and market movements.

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The Fund’s yield may vary in response to changes in interest rates and other market factors. During periods when the Fund holds low-yielding securities, the Fund may have little or no net investment income and the Fund’s yield may decline substantially.

•

Credit Risk: While the Fund may invest in securities issued by various government-sponsored enterprises that are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on the securities is unconditionally guaranteed by the U.S. Government), the Fund may invest most of its assets in securities of government-sponsored enterprises that do not have such support. Such securities are not guaranteed by the U.S. Government, but instead are supported only by the credit of the government-sponsored enterprise itself, subject to the discretionary authority of the U.S. Treasury to purchase them. Because there is no assurance that the U.S. Government will provide financial support to government-sponsored enterprises that are not currently backed by its full faith and credit, a government-sponsored enterprise may fail to make timely payments of principal or interest, or may default on such payments. A security may decline in value if a government-sponsored enterprise becomes less creditworthy, even when interest rates are falling.

•

Mortgage-Related Securities Risk: Mortgage-related debt securities issued by government-sponsored enterprises may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations, due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations, due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk.

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

•

Issuer Concentration Risk: Because the Fund may invest most of its assets in securities issued or guaranteed by a small number of government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, it may be more exposed to developments affecting an individual government-sponsored enterprise than a fund that invests more widely.

•

Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

•

Portfolio Management Risk: If the strategies used by the Fund’s portfolio managers and their security selections fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Bar Chart (per calendar year) — Class A Shares*

*	The year-to-date return for Class A shares as of September 30, 2011 was 0.01%.

Best Quarter 1st Q ’01 +1.21%	Worst Quarter 2nd Q ‘09 0.00%

For the Fund’s current 7-day yield, call toll-free 888-522-2388. The table below shows the Fund’s Class A, B, C, and I performance over time. The Fund’s average annual total returns for Class B shares include the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares	0.02%	2.08%	1.76%	–
Class B Shares	0.00%	1.63%	1.30%	–
Class C Shares	0.02%	2.08%	1.76%	–
Class I Shares	0.02%	2.08%	–	2.11%	10/19/2004
Lipper Average
Lipper U.S. Government Money Market Fund Average (reflects no deduction for fees, expenses, or taxes)	0.02%	2.07%	1.84%	2.11%	10/31/2004*

*	Corresponds with Class I period shown.

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gains distribution. Class I shares are only available for purchase by Lord Abbett and its affiliates, including Lord Abbett sponsored employee benefit plans.

Investment Minimums — Initial/Additional Investments
Class	A and C	I
General	$1,000/No minimum	N/A
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A
SIMPLE IRAs	No minimum	N/A
Invest-A-Matic	$250/$50	N/A

Initial Investment Minimums — by Exchange or Dividend Reinvestment
Class	A, B and C
Regular Account	$1,000
IRAs	$250

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

NOTES:

Investment Company Act File Number: 811-02924

00071634	LAMM-7SUM (11/11)